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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2005


                                CAMINOSOFT CORP.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


       CALIFORNIA                    033-64534-LA               95-388130
 (STATE OF INCORPORATION)       (COMMISSION FILE NUMBER)      (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

                          600 Hampshire Road, Suite 105
                           Westlake Village, CA 91361
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (805) 370-3100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IS CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A METERIAL DEFINITIVE AGREEMENT

      On January 31, 2005, we entered into a new Common Stock Purchase Agreement ("Purchase Agreement") with Fusion Capital Fund II, LLC, ("Fusion Capital") with substantially the same terms and conditions as the terminated Common Stock Purchase Agreement. Pursuant to the terms of the new Purchase Agreement, Fusion Capital has agreed to purchase from the Company up to $6,000,000 of the Company's common stock over a thirty (30) month period. Pursuant to the terms of a Registration Rights Agreement, dated as of January 31, 2005, we agreed to file a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission covering shares which may be purchased by Fusion Capital under the Purchase Agreement. Once the Registration Statement has been declared effective, each month we have the right to sell to Fusion Capital $200,000 of our common stock at a purchase price based upon the market price of our common stock on the date of each sale without any fixed discount to the market price. At our option, Fusion Capital can be required to purchase fewer or greater amounts of common stock each month. We have the right to control the timing and the number of shares sold to Fusion Capital. As compensation for its purchase commitment, we issued 340,136 shares of common stock to Fusion Capital.

      This offering was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act, 1933, as amended.

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

      On January 28, 2005, we termindated a Common Stock purchase agreement entered into with Fusion Capital Fund II, LLC dated as of September 16, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

   4.1*        Termination Agreement, dated January 28, 2005.
   4.1*        Common Stock Purchase Agreement, dated January 31, 2005
   4.2*        Registration Rights Agreement, dated January 31, 2005

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* to be filed by amendment

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CAMINOSOFT CORP.

Date: January 31, 2005

                                                  /s/ Stephen Crosson
                                                  ------------------------------
                                                  Name: Stephen Crosson
                                                  Title: Chief Financial Officer
                                                  and Chief Operating Officer